EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the TIFF Investment Program (the “Fund”) on Form N-CSR for the period ending December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date:	February 25, 2021	/s/ Clarence Kane Brenan
Clarence Kane Brenan
President and Chief Executive Officer

Date:	February 25, 2021	/s/ Katherine M. Billings
Katherine M. Billings
Treasurer and Chief Financial Officer

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.